Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2025
Commitments and Contingent Liabilities [Abstract]
Commitments and contingent liabilities

Note 7. Commitments and contingent liabilities

From time to time, the Company may be involved in various claims and legal proceedings. The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company would accrue a liability for the estimated loss. As of June 30, 2025 and December 31, 2024, the Company is not involved in any material claims or legal proceedings which require accrual of liability for the estimated loss.